UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017

THERMO FISHER SCIENTIFIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Third Avenue

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 622-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On September 13, 2017 at 12:01 a.m., New York City time, Thermo Fisher (CN) Luxembourg S.à r.l., a wholly owned subsidiary of Thermo Fisher Scientific Inc. (the “Company”), permitted to expire and did not extend the subsequent offering period of its previously announced tender offer to purchase all of the outstanding shares of Patheon N.V. (the “Tender Offer”).

On September 13, 2017, the Company issued a press release announcing the expiration of the subsequent offering period and the results of the Tender Offer.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 13, 2017.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

DATE: September 13, 2017	By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President and General Counsel